2023 Annual Report NASDAQ: FBMS

2 Safe Harbor & Forward Looking Statements ABOUT THE FIRST BANCSHARES, INC. The First Bancshares, Inc. (“FBMS” or the “Company”), headquartered in Hattiesburg, Mississippi, is the parent company of The First Bank. Founded in 1996, The First Bank has operations in Mississippi, Louisiana, Alabama, Florida and Georgia. The Company’s stock is traded on NASDAQ Global Market under the symbol "FBMS". Contact: Chandra Kidd, Corporate Secretary. NON-GAAP FINANCIAL MEASURES Our accounting and reporting policies conform to generally accepted accounting principles (“GAAP”) in the United States and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of our performance. This presentation includes the following non-GAAP financial measures: Diluted Earnings Per Share, Operating; Net Income, Operating; Return on Average Assets (ROAA), Operating; Pre-Tax Pre-Provision Return on Average Assets (PTPP ROAA), Operating; Return on Average Tangible Common Equity (ROATCE); Return on Average Tangible Common Equity (ROATCE), Operating; Efficiency Ratio, Operating; Net Interest Margin (NIM), Fully Tax Equivalent (FTE); Net Interest Income, FTE; Core Net Interest Margin, Fully Tax Equivalent (FTE); Pre-Tax Pre Provision Income, Operating; Adjusted Operating Revenue; Adjusted Operating Expense; Tangible Assets; Tangible Common Equity; Tangible Book Value per Share; Tangible Common Equity to Tangible Assets Ratio (TCE/TA); and certain ratios derived from these non-GAAP financial measures. The Company believes that the non-GAAP financial measures included in this presentation allow management and investors to understand and compare results in a more consistent manner for the periods presented in this presentation. Non-GAAP financial measures should be considered supplemental and not a substitute for the Company’s results reported in accordance with GAAP for the periods presented, and other bank holding companies may define or calculate these measures differently. Fully-tax equivalent, or "FTE", financial metrics are measures used by management to evaluate the corresponding GAAP financial metrics in a manner that takes into account the tax benefits associated with income sources that are exempt from state or federal taxes. Core Net Interest Margin is used by management to measure the net return on earnings assets, which includes investment securities, loans, and leases but excludes certain income and expense items that the Company's management considers to be non-core/adjusted in nature. Similarly, "operating" financial metrics, including Adjusted Operating Revenue, Adjusted Operating Expense, Operating Efficiency Ratio and Diluted Earnings Per Share, Operating, are used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Management uses "tangible" financial metrics, including Tangible Common Equity and Tangible Book Value, to measure the value of the Company's assets net of intangible assets, such as goodwill. These non-GAAP financial measures should not be considered in isolation and do not purport to be an alternative to their most comparable GAAP measures. A reconciliation of these non-GAAP financial measures to the most comparable GAAP measure is provided in the appendix to this presentation. FORWARD LOOKING STATEMENTS This communication contains statements that constitute “forward looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Such statements can generally be identified by such words as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential,” “positioned” and other similar words and expressions of the future or otherwise regarding the outlook for the Company’s future business and financial performance and/or the performance of the banking industry and economy in general. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risk and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that might cause such differences include, but are not limited to: (1) competitive pressures among financial institutions increasing significantly; (2) prevailing or changes in economic or political conditions, either nationally or locally, particularly in areas in which the Company conducts operations, including the effects of declines in the real estate market, high unemployment rates, inflationary pressure, elevated interest rates and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing; (3) interest rate risk, including the continued effects of elevated interest rates; (4) developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; (5) changes in applicable laws, rules, or regulations; (6) risks related to the Company’s recently completed acquisitions, including that the anticipated benefits from the recently completed acquisitions are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions or other unexpected factors or events; (7) changes in management’s plans for the future; (8) credit risk associated with our lending activities; (9) changes in loan demand, real estate values, or competition; (10) changes in accounting principles, policies, or guidelines; (11) adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions; (12) higher inflation and its impacts; (13) significant turbulence or disruption in the capital or financial markets and the effect of a fall in stock market prices on our investment securities; (14) potential impacts of adverse developments in the banking industry, including impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto; (15) the effects of war or other conflicts including the impacts relating to or resulting from Russia’s military action in Ukraine or the conflict in Israel and surrounding areas; (16) a deterioration of the credit rating for U.S. long-term sovereign debt, actions that the U.S. government may take to avoid exceeding the debt ceiling, or uncertainties surrounding the debt ceiling and the federal budget; and (17) other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For any forward-looking statements made in this communication, any exhibits hereto or any related documents, the Company claims protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Our Company

TheFirst BANCSHARES, INC.



Huntsville
Starkville
Birmingham
Atlanta
MS
AL
Macon
Montgomery
Columbus
GA
Jackson
LA
Hattiesburg
Albany
Waycross
Savannah
Valdosta
Brunswick
Baton Rouge
Pensacola
St. Marys
Jacksonville
Gulfport
Mobile
Destin
Tallahassee
New Orleans
FL
Orlando
Tampa
Cape Coral
FBMS Branch (111)
FBMS LPO (5)

Company Overview

Scale	**$8.0bn** Total Assets	**5th** Largest Bank Headquartered in MS
Capital	**12.2%** CET1 Ratio	**15.2%** Total Capital Ratio
Deposits	**27%** DDA Deposits	**43%** IB Deposit Beta Through the Rate Hike Cycle (2)
Liquidity	**77%** Loans / Deposits	**$23,000** Average Deposit Size (3)
Profitability	**1.33%** PTPP ROAA, Operating (1)	**1.78%** Cost of Deposits
Credit	**1.05%** ACL / Total Loans	**0.01%** NCOs / Total Loans, Annualized

Data as of or for the three months ended 3/31/24

(1) Non-GAAP measure, refer to appendix for "Non-GAAP Reconciliation"

(2) Cumulative deposit beta is defined as the change in cost of interest bearing deposits from Q4 '21 of 0.20% to 2.45% in Q1 '24 divided by the change in average fed funds rate of 525 bps over the same period

(3) Excludes public funds and ICS accounts

TheFirst BANCSHARES, INC.
3

New Orleans Mobile Baton Rouge Jackson Tallahassee Montgomery Shreveport Columbus Evolution of Our Franchise December 31, 2009 FBMS Branch (9) Hattiesburg Source: S&P Global Market Intelligence, Company documents Data as of 12/31 of each year, respectively; Q1 ’24 data as of 3/31/24 March 31, 2024 Valdosta Tallahassee Tampa Orlando Pensacola Atlanta Montgomery Birmingham Hattiesburg JacksonShreveport Baton Rouge Houston New Orleans Mobile FBMS Branch (111) FBMS LPO (5) $503 $500 $540 $571 $647 $698 $830 $986 $1,080 $1,166 $1,889 $2,413 $2,178 $2,136 $2,101 $181 $181 $370 $447 $447 $447 $827 $1,924 $2,307 $3,264 $3,664 $4,284 $5,863 $5,863 $681 $721 $941 $1,094 $1,145 $1,277 $1,813 $3,004 $3,473 $5,153 $6,077 $6,462 $7,999 $7,964 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1 '24 Acquired Organic Total Assets ($mm) – Organic and Acquisitive Growth 4

Improving Geographic Diversification of our Balance Sheet 5 2015 Deposits by State March 31, 2024 Deposits by State 2009 and 2015 data as of 6/30 2015 Loans by State March 31, 2024 Loans by State2009 Loans by State 2009 Deposits by State Mississippi 100% Mississippi 100% Mississippi 70% Alabama 23% Louisiana 7% Mississippi 73% Alabama 23% Louisiana 4% Mississippi 24% Alabama 8% Florida 24% Louisiana 14% Georgia 30% Mississippi 32% Alabama 12% Florida 20% Louisiana 11% Georgia 25%

EPS Net Income ($mm) 6 Pre-tax Pre Provision Income ($mm), Operating (1) PTPP ROAA, Oper. (1) Annual data for the twelve months ended 12/31 of each respective year; quarterly data for the three months ended each respective quarter (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” Historical Performance Over Time Thirteen Years of Record Earnings $0.82 $1.16 $0.96 $1.19 $1.55 $1.57 $1.11 $1.62 $2.55 $2.52 1.61% 1.42% 1.49%$3.03 1.33% 1.24% 1.36% 1.63%$2.39 1.38% 1.78% 1.81% 1.31% $2.5 $3.6 $4.2 $6.3 $8.5 $9.7 $10.6 $21.2 $43.7 $52.5 $64.2 $62.9 $21.4 $19.4 $20.5 $18.9 $19.3 $20.8 $25.9 $22.2 $35.7 $35.7 $31.9 $25.9 $26.6 $68.3 $96.7 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1 '21Q2 '21Q3 '21Q4 '21Q1 '22Q2 '22Q3 '22Q4 '22Q1 '23Q2 '23Q3 '23Q4 '23Q1 '24 $75.5 $5.4 $21.3 1.62%$2.84 Operating Income 1.33%

Historical Profitability Trends 7Data as of or for the three months ended each respective quarter (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” Reported ROAA (%) ROAA, Operating (%) (1) Reported ROATCE (%) (1) ROATCE, Operating (%) (1) PTPP ROAA, Oper. (1) 1.36% 1.36% 1.22% 0.95% 1.03% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 12.1% 17.1% 17.4% 7.9% 13.5% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 20.1% 19.4% 17.2% 13.4% 13.5% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 0.81% 1.21% 1.24% 0.56% 1.03% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 1.31%1.78% 1.81% 1.62% 1.33%

8 Asset Quality Over Time NPAs / Loans + OREO (%) NCOs / Average Loans (%) ACL / NPLs (%)ACL / Loans (%) Yearly data as of or for the twelve months ended each respective year; quarterly data for the three months ended each respective quarter 2.1% 1.5% 1.0% 0.5% 0.4% 0.4% 2019 2020 2021 2022 2023 Q1' 24 (0.00%) 0.11% 0.13% (0.05%) 0.06% 0.01% 2019 2020 2021 2022 2023 Q1' 24 0.53% 1.14% 1.04% 1.03% 1.05% 1.05% 2019 2020 2021 2022 2023 Q1' 24 30% 89% 110% 302% 456% 463% 2019 2020 2021 2022 2023 Q1' 24

9 Capital Position TCE / TA (%) (1) Leverage Ratio (%) Total Risk Based Capital Ratio (%)CET1 Ratio (%) Data as of 12/31 of each year, respectively; quarterly data for the three months ended each respective quarter (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” 9.2% 8.3% 6.9% 7.2% 7.4% 7.3% 7.9% 8.1% 0.0% 5.0% 10.0% 15.0% 20.0% 2020 2021 2022 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 9.2% 9.2% 9.4% 8.8% 9.1% 9.6% 9.7% 9.7% 0.0% 5.0% 10.0% 15.0% 20.0% 2020 2021 2022 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 13.5% 13.7% 12.7% 11.2% 11.5% 12.0% 12.1% 12.2% 0.0% 5.0% 10.0% 15.0% 20.0% 2020 2021 2022 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 19.1% 18.6% 16.7% 14.7% 14.5% 15.1% 15.0% 15.2% 0.0% 5.0% 10.0% 15.0% 20.0% 2020 2021 2022 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24

10 Capital Appreciation & Returns to Shareholders Tangible Book Value per Share ($) (1) Dividends Declared per Share ($) Shares Repurchased (%) (3) Data as of 12/31 of each year, respectively; quarterly data for the three months ended each respective quarter (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” (2) Quarterly dividend of $0.25 annualized (3) Represents shares repurchased in period stated divided by common shares outstanding at prior period end $0.31 $0.42 $0.58 $0.74 $0.90 $1.00 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2019 2020 2021 2022 2023 Q1 '24 1.1% 1.5% 0.8% 2.9% 0.0% 0.0% 0.0% 1.0% 2.0% 3.0% 2019 2020 2021 2022 2023 Q1 '24 Dollars Returned to Shareholders ($MM) $5.2 $8.6 $12.0 $16.3 $28.2 $7.9 $5.2 $8.1 $5.2 $22.2 $10.4 $16.7 $17.2 $38.5 $28.2 $7.9 $0.0 $10.0 $20.0 $30.0 $40.0 2019 2020 2021 2022 2023 Q1 '24 Cash Paid to Repurchase Shares Dividends Paid on Common Stock Dividend Growth CAGR Since 2019: 32% $18.87 $21.65 $23.31 $17.97 $17.62 $19.35 $19.70 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 2019 2020 2021 2022 Q3 '23 Q4 '23 Q1 '24 (2)

11 Liquidity Position Gross Loans / Deposits (%) Funding Sources 84.9% 74.6% 68.9% 56.6% 55.8% 68.8% 80.0% 76.7% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 2019 2020 2020 (ex. PPP) 2021 2021 (ex. PPP) 2022 2023 Q1 '24 Outstanding / Remaining Usage Bank Sources Available ($mm) Pledged ($mm) Availability ($mm) Percent (%) FHLB Fixed Rate Advances $2,460.8 $355.2 $2,105.6 14.4 % Overnight Fed Funds 85.0 0.0 85.0 0.0 Federal Reserve 376.6 110.0 266.6 29.2 $2,922.4 $465.2 $2,457.2 15.9 % Policy Policy March 31, 2024 Maximum Compliance Loans to Deposits (including FHLB) 76.7% 90.0 % In Policy Net Non-core Funding Dependency Ratio 3.9 20.0 In Policy Fed Funds Purchases / Total Assets 0.0 10.0 In Policy FHLB Advances / Total Assets 0.0 20.0 In Policy FRB Advances / Total Assets 1.4 10.0 In Policy Pledged Securities to Total Securities 71.8 90.0 In Policy Liquidity Highlights • As of March 31, 2024 the Company’s liquidity ratio was 13.8%, as compared to the internal liquidity policy guidelines of 10% minimum • Other liquidity ratios reviewed include the following along with policy guidelines: (1) Data as of 12/31 of each year, respectively; quarterly data for the three months ended each respective quarter (1) Letters of Credit (2) Excluding loans made subject to Paycheck Protection Program (PPP) (2)(2)

29 149 396 Southeast Public Banks* U.S. Public Banks* Private & Public Banks 9.7% 9.7% 17.7% Public Peers All Peers FBMS FBMS Performance vs. Peers 12 Nationwide Banking Institutions With Assets Between $2.0bn and $10.0bn 5-Year Asset CAGR MRQ Operating (1) Source: S&P Global Market Intelligence; FactSet Data as of most recent quarter available; Estimate data as of 5/8/24 * Defined as major exchange traded; includes Nasdaq, NYSE, and NYSEAM; excludes merger targets (1) Non-GAAP measure, refer to appendix for Non-GAAP Reconciliation (2) Projections per FactSet consensus estimates 0.87% 0.95% Southeast Peers FBMS 0.89% 1.01% Southeast Peers FBMS Projected ROAA (2) 0.76% 1.03% Southeast Peers FBMS 10.3% 13.5% Southeast Peers FBMS ROAA 2024 ROAA 2025 ROAAROATCE

97% 120% 187% U.S. Banks Southeast U.S. Banks FBMS FBMS Performance vs. Peers 13 Source: S&P Global Market Intelligence Data as of 5/8/24 Note: Total return includes reinvestment of dividends (1) Peer group excludes banks with less than 15 years of pricing data 15-Year Price Performance 10-Year Total Return (1) 68% 62% 106% U.S. Banks Southeast U.S. Banks FBMS (1)

APPENDIX

Historical Financials 15 Dollars in thousands, except for per share data Annual data as of or for the twelve months ended each respective year; quarterly data as of or for the three months ended each respective quarter (1) Non-GAAP measure, refer to appendix for “Non-GAAP Reconciliation” For the Year Ended December 31, For the Three Months Ended, 2020 2021 2022 2023 6/30/23 9/30/23 12/31/23 3/31/24` ` Balance Sheet Data: Total Assets $5,153 $6,077 $6,462 $7,999 $7,862 $7,884 $7,999 $7,964 Gross Loans 3,124 2,967 3,779 5,173 5,018 5,096 5,173 5,144 Securities 1,050 1,774 1,983 1,735 1,898 1,836 1,735 1,745 Deposits 4,215 5,227 5,494 6,463 6,492 6,480 6,463 6,710 Tangible Common Equity (1) 457 490 432 608 553 553 608 621 Income Statement Data: Interest Income $179.3 $147.3 $154.5 $340.9 $86.2 $85.7 $88.7 $91.7 Interest Expense 26.7 19.7 22.6 91.6 20.2 25.0 31.1 34.3 Net Interest Income 152.7 158.2 172.2 249.3 66.0 60.7 57.7 57.3 Provision for Loan Losses 25.2 (1.1) (5.6) 14.5 1.3 1.0 1.3 0.0 Noninterest Income 41.9 37.5 37.0 46.7 12.4 19.3 2.3 12.7 Noninterest Expense 106.3 114.6 130.5 184.7 46.9 47.7 44.4 43.4 Income before Income Taxes 63.1 81.1 78.7 96.8 30.3 31.3 14.3 26.6 Income Tax Expense 10.6 16.9 15.8 21.3 6.5 6.9 3.3 6.0 Net Income 52.5 64.2 62.9 75.5 23.8 24.4 11.0 20.6 Net Income, Operating (1) 46.0 64.4 68.3 96.7 26.8 24.0 18.7 20.6 Performance Ratios: ROAA 1.10% 1.13% 1.01% 0.95% 1.21% 1.24% 0.56% 1.03 % ROAA, Operating (1) 0.96 1.14 1.09 1.22 1.36 1.22 0.95 1.03 ROATCE (1) 12.9 14.3 14.9 13.6 17.1 17.4 7.9 13.5 ROATCE, Operating (1) 25.9 13.3 16.2 17.5 19.4 17.2 13.4 13.5 Net Interest Margin (FTE) (1) 3.64 3.13 3.19 3.59 3.82 3.52 3.33 3.26 Efficiency Ratio 54.0 56.0 60.3 61.6 59.0 58.9 72.8 61.1 Efficiency Ratio, Operating (1) 55.0 57.4 57.4 56.2 53.9 56.1 62.0 61.1 Per Share Data: Common Stock Issued and Outstanding 21,115,009 21,019,037 24,025,762 31,399,803 31,406,220 31,404,231 31,399,803 31,528,748 Basic Earnings per Share $2.52 $3.03 $2.84 $2.39 $0.76 $0.78 $0.35 $0.66 Diluted Earnings per Share, Operating (1) 2.21 3.04 3.08 3.06 0.85 0.76 0.59 0.65 Tangible book value per share (1) 21.65 23.31 17.97 19.35 17.62 17.62 19.35 19.70 Dividends Per Share 0.42 0.58 0.74 0.90 0.22 0.23 0.24 0.25 Asset Quality: Nonperforming Assets / Total Assets 0.82% 0.50% 0.27% 0.25% 0.28% 0.28% 0.25% 0.23 % Nonperforming Assets / (Loans + OREO) 1.35 1.03 0.47 0.39 0.43 0.44 0.39 0.36 Allowance for Loan Losses / Total Loans 1.15 1.04 1.03 1.05 1.05 1.05 1.05 1.05 Allowance for Loan Losses / Nonperforming Loans 98.2 109.6 302.2 455.8 328.1 306.5 455.8 463.3 Net Loan Charge-offs / Average Loans 0.11 0.13 (0.05) 0.04 0.07 0.00 0.06 0.01 Capital Ratios: Tangible Common Equity / Tangible Assets (1) 9.21% 8.30% 6.90% 7.94% 7.36% 7.34% 7.94% 8.14 % Tier 1 Leverage Ratio 9.15 9.20 9.42 9.67 9.10 9.62 9.67 9.70 Common Equity Tier 1 Capital Ratio 13.54 13.70 12.66 12.05 11.50 12.03 12.05 12.20 Tier 1 Risk-based Ratio 14.01 14.10 13.00 12.47 11.91 12.44 12.47 12.60 Total Risk-based Capital Ratio 19.10 18.60 16.72 15.04 14.54 15.11 15.04 15.20

Non-GAAP Reconciliation

The First Bancshares, Inc. Non-GAAP								
	For the Year Ended December 31,				For the Three Months Ended,			
(Dollars in thousands, except per share data)	2020	2021	2022	2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
Net Income Available to Common	$52,506	$64,167	$62,919	$75,457	$23,779	$24,360	$11,047	$20,628
Adjustments:								
Add: Acquisition and charter conversion charges	3,314	1,607	6,410	9,075	4,101	588	593	8
Less: Tax on acquisition and charter conversion charges	(753)	(406)	(1,621)	(2,296)	(1,037)	(149)	(150)	(2)
Add: Initial Provision for Acquired Loans	--	--	3,855	10,727	--	--	--	--
Less: Tax on Initial Provision for Acquired Loans	--	--	(976)	(2,714)	--	--	--	--
Less: Treasury awards	(968)	(1,826)	(872)	(6,197)	--	(6,197)	--	--
Less: Bargain purchase gain and loss on sale of fixed assets	(8,455)	(903)	(165)	--	--	--	--	--
Less: BOLI Income from Death Proceeds	--	--	(1,630)	--	--	--	--	--
Add: Tax on treasury awards	245	462	221	1,568	--	1,568	--	--
Add: Tax on gain on sale	157	229	42	--	--	--	--	--
Add: Contributions related to Treasury awards	--	1,400	165	5,190	--	5,190	--	--
Less: Tax on Contributions related to Treasury awards	--	(354)	(42)	(1,313)	--	(1,313)	--	--
Add: Loss on securities repositioning	--	--	--	9,708	--	--	9,708	--
Less: Tax loss on securities repositioning	--	--	--	(2,457)	--	--	(2,457)	--
Net Income, Operating	$46,046	$64,376	$68,306	$96,748	$26,843	$24,047	$18,741	$20,634
Average diluted shares outstanding	20,822,650	21,175,323	22,154,577	31,565,791	31,522,759	31,609,564	31,587,506	31,630,745
Diluted earnings per share, operating	$2.21	$3.04	$3.08	$3.06	$0.85	$0.76	$0.59	$0.65
Average Total Assets	$5,136,136	$5,664,336	$6,245,500	$7,918,648	$7,882,130	$7,873,345	$7,917,303	$8,005,574
Return on Average Assets	1.02%	1.13%	1.01%	0.95%	1.21%	1.24%	0.56%	1.03%
Return on Average Assets, Operating	0.90%	1.14%	1.09%	1.22%	1.36%	1.22%	0.95%	1.03%
Average Common Equity	$640,828	$672,121	$619,040	$894,392	$901,499	$905,070	$901,530	$952,708
Less: Average intangible assets	(189,817)	(171,482)	(197,039)	(341,155)	(346,707)	(344,999)	(342,641)	(340,238)
Average Tangible Common Equity	$451,011	$500,639	$422,000	$553,237	$554,792	$560,071	$558,889	$612,470
Return on Average Tangible Common Equity	11.6%	12.8%	14.9%	13.6%	17.1%	17.4%	7.9%	13.5%
Return on Average Tangible Common Equity, Operating	10.2%	12.9%	16.2%	17.5%	19.4%	17.2%	13.4%	13.5%

TheFirst BANCSHARES, INC.
16

17 Non-GAAP Reconciliation (cont.) The First Bancshares, Inc. Non-GAAP For the Three Months Ended, June 30, September 30, December 31, March 31, (Dollars in thousands) 2023 2023 2023 2024 Net Interest Income After Provision for Credit Losses $64,780 $59,704 $56,415 $57,341 Non Interest Income 12,423 19,324 2,346 12,679 Non Interest Expense (46,899) (47,724) (44,433) (43,425) Adjustments: Add: Acquisition charges 4,101 588 593 8 Add: Contributions related to Treasury Awards -- 5,190 -- -- Less: Treasury Awards and Gains -- (6,197) -- -- Add: Provision for Loan Losses 1,250 1,000 1,250 -- Add: Loss on securities repositioning -- -- 9,708 -- Pre-tax Pre Provision Income, Operating $35,655 $31,885 $25,879 $26,603 Average Total Assets $7,882,130 $7,873,345 $7,917,303 $8,005,574 Pre-tax Pre Provision Return on Average Assets, Operating 1.81% 1.62% 1.31% 1.33%

18 Non-GAAP Reconciliation (cont.) The First Bancshares, Inc. Non-GAAP For the Year Ended December 31, For the Three Months Ended, June 30, September 30, December 31, March 31, (Dollars in thousands) 2020 2021 2022 2023 2023 2023 2023 2024 Operating Expense Total non-interest expense $106,341 $114,558 $130,488 $184,726 $46,899 $47,724 $44,433 $43,425 Pre-tax non-operating expenses (3,314) (3,007) (6,576) (14,265) (4,101) (5,777) (594) (8) Adjusted operating expense 103,027 111,551 123,912 170,461 42,798 41,947 43,839 43,417 Operating Revenue Net interest income, FTE $155,025 $159,678 $181,539 $253,299 $67,028 $61,696 $58,651 $58,339 Total non-interest income 41,876 37,473 36,974 46,705 12,423 19,324 2,346 12,679 Pre-tax non-operating items (9,423) (2,729) (2,667) 3,511 -- (6,197) 9,708 -- Adjusted operating revenue 187,478 194,422 215,846 303,515 $79,451 $74,823 $70,705 $71,018 Efficiency Ratio, Operating 55.0% 57.4% 57.4% 56.2% 53.9% 56.1% 62.0% 61.1%

19 Non-GAAP Reconciliation (cont.) The First Bancshares, Inc. Non-GAAP For the Year Ended December 31, For the Three Months Ended, June 30, September 30, December 31, March 31, (Dollars in thousands, except per share data) 2019 2020 2021 2022 2023 2023 2023 2023 2024 Total common equity $543,658 $644,815 $676,172 $646,663 $949,034 $899,446 $897,221 $949,034 $959,912 Less: Goodwill and other intangibles (188,865) (187,700) (186,171) (214,890) (341,332) (346,104) (343,869) (341,332) (338,946) Tangible common equity $354,793 $457,115 $490,001 $431,773 $607,702 $553,342 $553,352 $607,702 $620,966 Total assets $3,941,863 $5,152,760 $6,077,414 $6,461,717 $7,999,345 $7,862,108 $7,884,285 $7,999,345 $7,963,759 Less: Goodwill and other intangibles (188,865) (187,700) (186,171) (214,890) (341,332) (346,104) (343,869) (341,332) (338,946) Tangible assets $3,752,998 $4,965,060 $5,891,243 $6,246,827 $7,658,013 $7,516,004 $7,540,416 $7,658,013 $7,624,813 Tangible common equity / Tangible assets 9.5% 9.2% 8.3% 6.9% 7.9% 7.4% 7.3% 7.9% 8.1% Common shares outstanding 18,802,266 21,115,009 21,019,037 24,025,762 31,399,803 31,406,220 31,404,231 31,399,803 31,528,748 Tangible book value per common share $18.87 $21.65 $23.31 $17.97 $19.35 $17.62 $17.62 $19.35 $19.70

20 Non-GAAP Reconciliation (cont.) The First Bancshares, Inc. Non-GAAP For the Three Months Ended, June 30, September 30, December 31, March 31, (Dollars in thousands) 2023 2023 2023 2024 Net Interest Income $66,030 $60,704 $57,665 $57,341 Tax-Exempt Investment Income (2,948) (2,929) (2,911) (2,946) Taxable Investment Income 3,946 3,921 3,897 3,944 Net Interest Income, Fully Tax Equivalent 67,028 61,696 58,651 58,339 Less: Purchase accounting adjustments 6,533 4,276 3,235 2,627 Net Interest Income, Net of purchase accounting adjustments 60,495 57,420 55,416 55,712 Total Average Earning Assets $7,019,740 $7,001,048 $7,037,464 $7,158,932 Add: Average balance of loan valuation discount 38,306 31,269 27,573 24,675 Average Earning Assets, Excluding loan valuation discount 7,058,046 7,032,317 7,065,037 7,183,607 Net Interest Margin (Annualized) 3.76% 3.47% 3.28% 3.20% Net Interest Margin, Fully Tax Equivalent (Annualized) 3.82% 3.52% 3.33% 3.26% Core Net Interest Margin, Fully Tax Equivalent (Annualized) 3.43% 3.27% 3.14% 3.10%